Filed Pursuant to Rule 497(e)

File Nos. 333-195493; 811-22961

Strive U.S. Technology ETF

(a series of EA Series Trust)

Ticker Symbol: STXT

October 19, 2022

Supplement to the

Summary Prospectus, Prospectus and Statement of Additional Information

all dated October 3, 2022

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for Strive U.S. Technology ETF (STXT).

Effective immediately, Empowered Funds, LLC dba EA Advisers, the investment adviser to STXT (the “Adviser”), in consultation with, and Strive Asset Management, LLC, the sub-adviser to the STXT (the “Sub-Adviser”), have decided to delay indefinitely STXT’s public offering. The Adviser and the Sub-Adviser will continue to assess market conditions and may at some future time open STXT to the public. Until such decision is made, STXT is not available for purchase. If you have any questions regarding STXT, please call (215) 882-9983.

In addition, all references to Strive U.S. Semiconductor ETF (SHOC) in the current prospectus and statement of additional are not impacted by this Supplement. SHOC is available for trading. If you have any questions regarding SHOC, please call (215) 882-9983.

Please retain this Supplement with your Summary Prospectus, Prospectus and Statement of Additional Information.